[Logo of CBRL Group, Inc.]                              Post Office Box 787
                                                        Lebanon, Tennessee
                                                                37088-0787
                                                        Phone 615.443.9869

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CBRL Group, Inc.
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                                                 Contact: Lawrence E. White
                                                          Senior Vice President/
                                                          Finance and Chief
                                                          Financial Officer
                                                          (615) 443-9869


                      CBRL GROUP FISCAL 2005 FOURTH QUARTER
                         CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. (Sept. 1, 2005) -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its fourth quarter and year-end earnings conference call on Thursday, September 8, 2005. Company management will discuss financial results for the quarter ended July 29, 2005, report August sales and discuss the earnings outlook for its 2006 fiscal year.


     The live broadcast of CBRL Group's quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com on September 8, 2005, beginning at 11:00 a.m. (Eastern Time). The on-line replay will follow immediately and continue through September 15, 2005.

     Headquartered in Lebanon, Tennessee, CBRL Group, Inc. operates 533 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 126 company-operated and 23 franchised Logan's Roadhouse restaurants in 19 states.

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